Draft--December 13, 1994







                              SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D. C.  20549


                                        -------------

                                           FORM 8-K

                                        CURRENT REPORT


                            Pursuant to Section 13 or 15(d) of the

                               Securities Exchange Act of 1934


               Date of earliest event
                 reported:  December 7, 1994



                                   THE CONTINENTAL CORPORATION
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                    (Exact name of registrant as specified in its charter)



                   New York            1-5686                  13-2610607
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               (State of     (Commission File Number)       (IRS Employer
               Incorporation)                               Identification No.)



               180 Maiden Lane       New York, New York        10038
               -------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)





                                       (212) 440-3000
                               -------------------------------
                               (Registrant's telephone number)


                                     Page 1 of ___ Pages

                                   Exhibit Index is at Page 6

               Item 5.        Other Events.
                              -------------

                         On December 9, 1994, The Continental Corporation
               (the "Company") consummated its sale of certain of its securities to Continental Casualty Company ("CCC"), a subsidiary of CNA Financial Corporation ("CNA Financial"), for a cash purchase price of $275 million, pursuant to a previously announced securities purchase agreement, dated as of December 6, 1994, with CNA Financial (the "Securities Purchase Agreement").


                         CCC acquired approximately $166 million in liquidation
               value of the Company's 9.75% Cumulative Preferred Stock, Series T (the "Series T Stock"), and approximately $34 million in liquidation value of the Company's 9.75% Cumulative Preferred Stock, Series F. The Series T Stock is redeemable under certain circumstances at a price reflecting any increase in the per share price of the Company's common stock over $15.75. CCC also received an option to acquire $125 million in liquidation preference of another series of the Company's 9.75% Cumulative Preferred Stock, Series G. The option and its underlying preferred stock will be redeemable under certain circumstances at a price reflecting any increase in the per share price of the common stock over $17.75. The 9.75% preferred stock will mature in 40 years, with a right of the holders to require redemption in 15 years, and may be redeemed by the Company under certain circumstances. In addition, CCC acquired $75 million in liquidation value of the Company's 12% Cumulative Preferred Stock, Series H, maturing in 10 years and redeemable under certain circumstances.

                         As previously announced, the Company, CNA Financial
               and Chicago Acquisition Corp. ("Acquisition") have entered into a merger agreement, dated as of December 6, 1994 (the "Merger Agreement"), pursuant to which Acquisition will be merged with and into the Company and the Company will become a subsidiary of CNA Financial. If that merger is not consummated, CCC may, subject to regulatory approvals, exchange the Series T Stock for another series of preferred stock that would be convertible into approximately 19% of the Company's currently outstanding common shares, at a conversion price of $15.75, subject to adjustment. Following such exchange, CCC would be entitled to nominate up to four

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
               directors to serve on the Company's Board of Directors. CCC would also be subject to certain standstill agreements and restrictions on transfer.

                         The discussion herein is qualified in its entirety by
               reference to the Securities Purchase Agreement and the Merger Agreement, each of which is incorporated herein by reference.

                                           *  *  *

                         On December 7, 1994, an amendment (the "Amendment") to
               the Company's Certificate of Incorporation to designate the provisions relating to the five series of the Company's preferred stock that are the subject of the Securities Purchase Agreement, became effective, upon the filing of a Certificate of Amendment with the Secretary of State of the State of New York.

                                           *  *  *

                         On December 7, 1994, three purported class actions
               were filed in New York State Supreme Court, New York County, against the Company and directors of the Company by persons claiming to be stockholders of the Company. The plaintiffs in these actions allege that directors of the Company breached their fiduciary duties by agreeing to enter into a merger with CNA Financial and its affiliates, as described above. Among other things, the plaintiffs in these actions allege that the defendant directors failed to exercise due diligence, failed adequately to "shop" the Company and failed to maximize value for the Company's stockholders. The plaintiffs in one or more of these purported class actions seek, among other relief, certification of a class; an injunction prohibiting the merger of Acquisition with and into the Company and a declaration that the merger is void; injunctive relief requiring the directors to explore and evaluate alternatives for the Company and to appoint a disinterested committee or stockholder committee to review bona fide offers for the Company; a declaration that the
               ---- ----
               defendant directors have committed abuse of trust and breach of fiduciary duty; and monetary damages.


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

                                           *  *  *

               Item 7.        Exhibits.
                              ---------


               Exhibit 3 Certificate of Amendment of the Company as filed with the Secretary of State of the State of New York on December 7, 1994.

               Exhibit 4 Certificate of Amendment of the Company as filed with the Secretary of State of the State of New York on December 7, 1994. (Filed as Exhibit 3.)

               Exhibit 10(a) Merger Agreement, dated as of December 6, 1994, by and among CNA Financial Acquisition Corp. and The Continental Corporation (Previously filed as
                              Exhibit 2 and Exhibit 10(a) to the Company's
                              Report on Form 8-K, dated December 9, 1994, and incorporated herein by reference.

               Exhibit 10(b) Securities Purchase Agreement, dated as of December 6, 1994, between The Continental Corporation and CNA Financial Corporation, a Delaware corporation, with Schedule 1 and Exhibits A through D (Filed as Exhibit 10(b) to the Company's Report on Form 8-K, dated December 9, 1994, and incorporated herein by reference.)

               Exhibit 10(c)  Option, dated December 9, 1994.



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



                                          SIGNATURE


                         Pursuant to the requirements of the Securities
               Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Dated:  December 14, 1994



                                        THE CONTINENTAL CORPORATION

                                        By/s/ William F. Gleason, Jr.
                                          ---------------------------
                                          William F. Gleason, Jr.
                                          Senior Vice President,
                                            General Counsel and
                                            Secretary










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

                                        Exhibit Index


               Exhibit 3 Certificate of Amendment of the Company as filed with the Secretary of State of the State of New York on December 7, 1994.

               Exhibit 4 Certificate of Amendment of the Company as filed with the Secretary of State of the State of New York on December 7, 1994. (Filed as Exhibit 3.)

               Exhibit 10(a) Merger Agreement, dated as of December 6, 1994, by and among CNA Financial Acquisition Corp. and The Continental Corporation (Previously filed as
                               Exhibit 2 and Exhibit 10(a) to the Company's
                               Report on Form 8-K, dated December 9, 1994.

               Exhibit 10(b) Securities Purchase Agreement, dated as of December 6, 1994, between The Continental Corporation and CNA Financial Corporation, a Delaware corporation, with Schedule 1 and Exhibits A through D (Filed as Exhibit 10(b) to the Company's Report on Form 8-K, dated December 9, 1994).

               Exhibit 10(c)   Option, dated December 9, 1994.




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